GOLD RESOURCE CORPORATION

NYSE MKT: GORO

GOLD RESOURCE CORPORATION
2010
1 OZ .999 FINE SILVER
GOLD RESOURCE CORPORATION
2010
1 OZ .999 FINE GOLD

WWW.GOLDRESOURCECORP.COM

June 19, 2014 Annual General Meeting Monthly Dividends: Gold, Silver or Cash Exhibit 99.1

This brochure contains statements that plan for or anticipate the future.
Forward-looking statements include statements about the Company's ability to develop and produce gold or other precious metals, statements about our future business plans and strategies, statements about future revenue and the receipt of working capital, and most other statements that are not historical in nature.  Forward-looking statements are often identified by words such as "anticipate," "plan," "believe," "expect," "estimate," and the like.  Because forward-looking statements involve future risks and uncertainties, there are factors that could cause actual results to differ materially from those expressed or implied, including those described in our filings with the SEC.  Prospective investors are urged not to put undue reliance on these forward-looking statements.
This presentation is to be read in conjunction with the most current 10K available at the Securities & Exchange Commission website www.sec.gov. or
www.Goldresourcecorp.com

2013 Overview

Gold Resource Corporation
NYSE MKT: GORO

Volatile Mining Equity
Bear Market of 2013
Reached production target
84,800 ounces AuEq
Expanded mill capacity
Continued monthly dividends
Paid 46 consecutive
monthly dividends to date
~1500 t/d capacity

2014, THE YEAR AHEAD

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

*Precious Metal (AuEq)
Total Cash
Cost /oz

AISC Per AuEq* Ounce Sold
MILL CONSTRUCTION

First Quarter Of 2014
Lowered costs of production
Solid production start in Q1
Much Stronger Positioned Company
Potentially capitalize on opportunities
Gold Institute Total Cash Cost/Ounce
All-In Sustaining Cost Per AuEq Ounce Sold ***
* (**) (***) See Companies corporate presentation on its website for more detailed information on costs
62:1 Au,Ag
0
200
400
600
800
GRC Q1 2014 Industry Avg
$422*
$736**
63:1 Au,Ag
0
300
600
900
1200
GRC 2012 GRC 2013 GRC 2014 Q1
$994
$1,263
$816
54:1 Au,Ag
63:1 Au,Ag

5 Oaxaca Mining Unit Strong management team On track to reach targeted production range: 85,000 – 100,000 oz’s AuEq Optimizing operations

OAXACA MINING UNIT

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

PUEBLA
Tezonapa
Huautla de Jimenez
San Juan Bautista Tuxtepec
Huajuapan de Leon
Santo Domingo Tomaltepec
Villa de Tamazulapan
Santiago Juxtlahuaca
OAXACA
Oaxaca
VERACRUZ
Santa Maria Asuncion Tlaxiaco
Sarabia
GUERRERO
El Rey
Las Margaritas
El Chamizo
El Aguila
Alta Gracia
El Fuego
Santiago Pinotepa Nacional
Santiago Jamiltepec
Santa Catarina Juquila
San Pedro Mixtepec
Hidalgo
Juchitan de Zaragoza
San Francisco Ixhuatan
Salina Cruz
Puerto Escondido
Chacalapa
San Pedro Pochutla
Puerto Angel
Pacific Ocean
Gulf of Tehuantepec
Gulf of Mexico
Pacific Ocean
Mexico City
Oaxaca State

Property	Interest	Production	Development	Exploration
El Aguila	100%	✓	✓	✓
El Rey	100%			✓
Alta Gracia	100%			✓
Las Margaritas	100%			✓
El Chamizo	100%			✓
El Fuego	100%			✓

6 El Aguila Mill

ARISTA UNDERGROUND MINE

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

Decline Ramp
~600 meters
PUEBLA
OAXACA
Oaxaca
VERACRUZ
El Rey
Las Margaritas
La Arista
El Chamizo
Alta Gracia
El Fuego
Pacific Ocean

7 Multiple Parallel veins Open on strike and depth Splay 05 December 2012 Baja Vein Arista Vein Alta Vein Splay 03 February 2013

Exploration Potential

Gold Resource Corporation
NYSE MKT: GORO

ARISTA RIDGE 8 Oaxaca Mining Unit Exploration Arista deposit continues to expand New “Switchback” discovery a priority Multiple drill targets

N
Exploration Department
Scale 1:5000
Date: 20/05/14
1:5000
0
100
200
300

Arista Vein System:  Plan Map
Drill hole
Vein Projection
1147020
1147011
1147013
1147019
1147017
514022
514018
514023
514025
ARISTA DEPOSIT
514009
El Aire
Vein
Santa Lucia Vein
Socorro/Splay 5
Splay 6
Arista Deposit Plan View

N
Exploration Department
Scale 1:5000
Date: 20/05/14
1:5000
0
100
200
300

Arista Vein System:  Plan Map
Drill hole
Vein Projection
1147020
1147011
1147013
1147019
1147017
514022
514018
514023
514025
2.06m@ 1.36 g/tAu, 813 g/tAg
2.68m@ 11.72 g/tAu, 748 g/tAg
0.41m@ 22.90 g/tAu, 5,330 g/tAg
2.43m@ 3.85 g/tAu, 681 g/tAg
1.41m@ 3.93 g/tAu, 2,223 g/tAg
1.41m@ 3.96 g/tAu, 1,078 g/tAg
ARISTA DEPOSIT
514009
0.88m@ 2.95 g/tAu, 738 g/tAg
El Aire
Vein
Santa Lucia Vein
Socorro/Splay 5
Splay 6
Arista Deposit Plan View

ARISTA EXPANSION POTENTIAL

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

-
-
-
-

-
-
-

0.41 meters of 22.90 g/t gold, 5,330 g/t silver, 1.89% copper, 3.28% lead & 7.42% zinc (118.25 g/t AuEq)
on Socorro Vein.
0.57 meters of 0.27 g/t gold, 121 g/t silver, 0.10% copper, 3.60% lead & 11.20% zinc (9.07 g/t AuEq) on
Un-Named Vein (Hanging Wall Baja Vein).
Hole # 514015 (Termite)
0.65 meters of 0.01 g/t gold, 15 g/t silver, 0.11% copper, 6.95% lead & 10.41% zinc (8.34 g/t AuEq) on
Un-Named Vein (Hanging Wall Baja Vein).
Hole # 1147011
Hole # 514019 (Termite)
Surface
Underground
Hole # 514009 (B-15)
Hole # 514014 (Termite)
0.30 meters of 4.54 g/t gold, 555 g/t silver, 0.39% copper, 1.29% lead & 2.77% zinc (16.13 g/t AuEq) on
Candelaria Vein.
0.65 meters of 0.11 g/t gold, 1,240 g/t silver, 0.03% copper, <0.01% lead & 0.02% zinc (20.49 g/t
AuEq)
on Un-Named Vein (Hanging Wall El Aire Vein) and 2.43 meters of 3.85 g/t gold, 681 g/t silver,
0.03% copper, 0.17% lead & 0.06% zinc (15.16 g/t AuEq) including 0.80 meters of 10.70 g/t gold, 1,865
g/t silver, 0.07% copper, 0.50% lead & 0.13% zinc (41.67 g/t AuEq) on El Aire Vein.
Hole # 1147013
Hole # 1147017
1.41 meters of 3.96
g/t gold, 1,078 g/t silver, 0.06% copper, 0.18% lead & 0.38% zinc (21.98 g/t AuEq)
including 0.51 meters of 9.37 g/t gold, 2,510 g/t silver, 0.16% copper, 0.46% lead & 0.88% zinc (51.35
g/t AuEq) on El Aire Vein.
0.88 meters of 2.95
g/t gold, 738 g/t silver, 0.18% copper, 0.77% lead & 1.18% zinc (16.24 g/t AuEq)
including 0.55 meters of 4.49 g/t gold, 1,160 g/t silver, 0.28% copper, 1.23% lead & 1.86% zinc (25.38
g/t AuEq) on Splay 4 (?).

N
~500 meter
Exploration Department
Scale 1:5000
Date: 20/05/14
1:5000
0
100
200
300

12

Arista Vein System:  Plan Map
Drill hole
Vein Projection
1147020
1147011
1147013
1147019
1147017
514022
514018
514023
514025
ARISTA DEPOSIT
514009
El Aire
Vein
Santa Lucia Vein
Socorro/Splay 5
Splay 6
Arista Deposit Plan View
Switchback Discovery
15.47 m including 2.2
m 12.9 g/t Au
and 410
g/t Ag

ARISTA AND SWITCHBACK CROSS SECTION

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

1000 Elev
GOLD RESOURCE CORPORATION
NYSE MKT: GORO
Arista Underground Mine
N
513011
513031
Switchback
Vein System
513023
513024
513055
513028
513026
514002
513059
Arista
Vein System
Switchback Cross Section
Switchback Vein System Exploration
Scale 1:5000
Date: 27/02/14
550 m section width
Fault
Vein
1:5000
0 50 100 150 200 250

13 Switchback; extension of Arista deposit or parallel system 500 meters northeast

SWITCHBACK

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

N
Gold Resource Corporation
NYSE MKT: GORO
513031
514007**
514012 *
AuEq ppm
[<2]
[2,4]
[4,8]
[8,10]
[10,20]
[20,30]
[>30]
513023
513024
513028
513055
~450 meters
513026
514002
* Planned hole
** Aborted hole
513059
La Arista Underground Exploration Drilling
Switchback longitudinal section
Scale 1:3000
User Name: guillermo.hernandez
1:3000
0
50
100
150
200

14 16 L 514021* ~450 meters * Switchback Longitudinal Section AuEq is all metal gold equivalent for this slide only Target not reached due to fault and horizontal drill orientation

SWITCHBACK MINE DESIGN

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

440m a Rampa
RAMPA -12% DEL 10 AL 13
ROBBINS DE VENTILACION
RAMPA -12% DEL 14 AL 17
MAPTEK Vulcan

NIVEL_20
NIVEL_19
NIVEL_21
NIVEL_22
NIVEL_23
NIVEL_24
NIVEL_18
NIVEL_14
NIVEL_10
NIVEL_17
NIVEL_16
NIVEL_15
NIVEL_25
PROYECTO
RAMPA NORTE
PROYECTO
RAMPA SUR
RAMPA GENERAL
NIVEL_20
NIVEL_19
NIVEL_21
NIVEL_22
NIVEL_23
NIVEL_24
NIVEL_18
NIVEL_14
NIVEL_17
NIVEL_16
NIVEL_15
NIVEL_13

Preliminary switchback mine design
Planned
drill
station
Arista mine
Existing
development
Switchback
Double drift to
switchback
mineralization

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

EXPLORATION

Tezonapa
PUEBLA
Huautla de Jimenez
San Juan Bautista Tuxtepec
Huajuapan de Leon
Villa de Tamazulapan
Santo Domingo Tomaltepec
Santiago Juxtlahuaca
OAXACA
VERACRUZ
Santa Maria Asuncion Tlaxiaco
Oaxaca
Sarabia
GUERRERO
~55 km
Las Margaritas
El Rey
El Barrio de la Soledad
El Chamizo
El Aguila
Union Hidalgo
CHIAPAS
Santiago Pinotepa Nacional
Santiago Jamiltepec
Juchitan de Zaragoza
Santa Catarina Juquila
Salina Cruz
San Pedro Mixtepec
Chacalapa
North70West
Pacific Ocean
Mexico City
Oaxaca State
Gulf of Mexico

+55 km mineralized structural corridor
*Drill results include
Large Consolidated Land Position
6 properties
•
684 square kilometers
55 kilometer mineralized
structural corridor
High-grade gold and silver
•
Epithermal deposits
•
Intermediate
polymetallic
•
Skarn potential
*1.2m @
18     g/t Au
1853 g/t Ag
1.59 %  Cu
1.76 %  Pb
5.21 %  Zn
*1m @
132 g/t Au
*2.85m@
27.0 g/t Au
2600 g/t Ag

ZACATECAS DISTRICT COMPARISON

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

PANUCO - MULEROS SYSTEM
Qal
A-TA
Vs
VETA GRANDE SYSTEM
A-TA
MALA NOCHE SYSTEM
EL BOTE SYSTEM
EL ORITO SYSTEM
LA CANTERA SYST
SAN RAFAEL SYSTEM
PR
SF
A-TA
2 535 000 N

17 Vein swarms

ARISTA EXPANSION POTENTIAL

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

GEOLOGICAL MAP EL AGUILA
Switchback
Fossil bend
Creston
Aguila open pit
Higo
Cerro Colorado
Gelvin
Arista
Escondida
Chacal red zone
Vistahermosa
Salina Blanca
LEGEND
Lithology
Alteration
1:20,000

18 Additional New Target

REGIONAL EXPLORATION
AEROMAGNETIC

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

Kaolinite
0
1km
2km
Los Trenes
Las Margaritas
Chlorite
Silica
Alunite
Kaolinite
Alunite
Kaolinite
Chacal
Arista
Alunite
Chlorite
N
1:60,000

Amplitude Component Total Mag; Projected Depth From Surface is 500m.
Local structures as blue lineaments. Red Stars = paleo-surface indicators of travertine
La Arista
Deposit
Las
Margaritas
Searching for similar structural settings to Arista along North 70 West corridor

Las Margaritas Exploration Potential

Gold Resource Corporation
NYSE MKT: GORO

PUEBLA
OAXACA
Oaxaca
VERACRUZ
GUERRERO
CHIAPAS
El Rey
El Chamizo
Alta Gracia
El Fuego
El Aguila
North70West
Pacific Ocean
Salina Cruz
Mexico City
Oaxaca State

Las Margaritas Property
Historic workings Ghost town
Drill intercepts include
Gold Silver
Meters (down hole)
27.90 g/t 2600 g/t 2.85
Rock chip samples include
Gold Silver
6.29 g/t 4150 g/t
5.25 g/t
2000 g/t
7.76 g/t
1850 g/t
3.46 g/t
1330 g/t
High-grade gold / silver district mined
Pre-Mexican Revolution (1910)
The Mines of Mexico Mex. Gov.
Publication 1905
"...the place in which has been found  some of the
richest ores in Mexico, some of the ores having
reached the value of 18,000 [silver] ounces to the ton,
and ores are frequently found which assay 4,000 and
5,000 [silver] ounces to the ton."

Las Margaritas

History demonstrates gold as a form of money and store of
wealth for thousands of years, far longer than any current
or historic fiat currency has ever survived
World governments sustaining unprecedented debt levels
creating fiat currencies out of thin air
Currency wars threaten global fiat devaluations and
potential inflation
Gold historically and over the long term has been a store
of wealth while being no one else's liability

WHY GOLD, WHY NOW

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

CHINESE GOLD PRODUCTION PLUS NET IMPORTS SINCE 2000
Cumulative Gold Potentially Held in China Since 2000 = 6385 T
Chinese Domestic Gold Production
Chinese Gold Net Imports From Hong Kong
Cumulative (Tonnes)
Annual Production & Net Imports (Tonnes)
world gold charts © www.goldchartsrus.com

CHINA
Now the largest gold producer
and one of the largest importers
of gold
New middle class
Unwinding their dollar exposure
Encouraging citizens to purchase
gold
Buying hard assets including
mines
http://seekingalpha.com/article/2014211-a-true-statistical-mystery-what-happened-to-the-missing-chinese-gold

Gold Resource Corporation
NYSE MKT: GORO

Why Gold, Why Now

RUSSIAN CENTRAL BANK GOLD RESERVES
Millions of Troy Ounces
Millions of Troy Ounces
Month On Month Change
Monthly Change
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Total Russian Holdings in $BN And Y/Y % Change
Source: TIC, Zero Hedge

Russia
Increasing gold reserves since 2007
and just bought an additional
900,000 ounces gold ($1.2 billion) in
April 2014
Significantly reducing U.S.
treasuries, $50 billion between
October and March 2014.
http://seekingalpha.com/article/2232763-russian-gold-reserves-increase-by-a-massive-amount-in-april-could-russia-cause-chaos-in-the-gold-market

WHY GOLD, WHY NOW

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

Barclays Is Fined in Gold-Fix Probe

Many U.S. Bankers and major media
calling for gold’s long term bull market
end but what are the banks buying?
Gold manipulators being exposed:
Barclays recent $43.9 million
settlement for gold-fix…are they the
only one?
Which Side Of Goldman Sachs Is Right About Gold?
Oct. 9, 2013 7:57 AM ET  |
…”The head of Goldman Sachs's commodity research,
Jeffrey Currie, reiterated his "sell" recommendation on gold today with a price target of $1050. Interestingly, and in
direct conflict with Currie's market call on gold, Goldman
Sachs Group (GS) filed an SEC 13-F disclosure at the end of
June, which revealed that GS purchased over 3.7 million
shares of the SPDR Gold Trust (GLD) during the 2nd
quarter, making GS the 6th largest holder of GLD. Clearly
there is a difference of opinion within the firm regarding
the outlook for the price of gold. As an investor should you follow the guy selling research or do you follow the
money? …
http://seekingalpha.com/article/1735872-which-side-of-goldman-sachs-
is-right-about-gold

WHY GOLD, WHY NOW

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

FINANCIAL TIMES

June 15, 2014 8:43 pm

Central banks shift into shares as low rates hit revenues

By Ralph Atkins in London Author alerts

The People's Bank of China

Central banks around the world, including China's, have shifted decisively into investing in equities as low interest rates have hit their revenues, according to a global study of 400 public sector institutions.

Central banks are traditionally conservative and secretive managers of official reserves. Although scant details are available of their holdings Omfif's first "Global Public Investor" survey points out they have lost revenues in recent years as a result of low interest rates – which they slashed in response to the global financial crisis.

The report, seen by the Financial Times, identifies $29.1tn in market investments, including gold, held by 400 public sector institutions in 162 countries.

Central banks' actions aimed at stimulating economies, including quantitative easing, have deliberately sought to push investors into riskier assets, and share prices have risen sharply since 2009 – leading to fears of stock market corrections if economic growth disappoints.

China's State Administration of Foreign Exchange has become "the world's largest public sector holder of equities", according to officials quoted by Omfif. Safe, which manages $3.9tn, is part of the People's Bank of China. "In a new development, it appears that PBoC itself has been directly buying minority equity stakes in important European companies," Omfif adds.

A chapter in the report on Chinese foreign investment trends argues Safe's interest in Europe is "partly strategic" because it "counters the monopoly power of the dollar" and reflects Beijing's global financial ambitions.

In Europe, the Swiss and Danish central banks are among those investing in equities. The Swiss National Bank has an equity quota of about 15 per cent. Omfif quotes Thomas Jordan, SNB's chairman, as saying: "We are now invested in large, mid- and small-cap stocks in developed markets worldwide." The Danish central bank's equity portfolio was worth about $900m at the end of last year.

Overall, the Omfif report says "global public investors" have increased investments in publicly quoted equities "by at least $1tn in recent years" – without saying from what level, or how the figure is split between central banks and other public sector investors such as sovereign wealth funds and pension funds.

Growth in countries' official reserves has increased fears about potential risks to global financial stability. In a contribution to the Omfif report, Ted Truman, a senior fellow at the Peterson Institute for International Economics, writes: "Reforms are urgently needed to enhance the domestic and international transparency and accountability for this activity – in the interests of a better-functioning world economy."

He adds: "Changes, real or rumoured, in the asset or currency composition of foreign exchange reserves have the potential to destabilise exchange rate and financial markets."

Central banks around the world have forgone between $200bn and $250bn in interest income as a result of the fall in bond yields in recent years, Omfif calculates, without giving details. "This has been partly offset by reduced payments of interest on the liabilities side of the balance sheets," it adds.

RELATED TOPICS

“A cluster of central banking investors
has become major players on world
equity markets,” says a report to be
published this week by the Official
Monetary and Financial Institutions
Forum (Omfif), a central bank research
and advisory group. The trend “could
potentially contribute to overheated
asset prices”, it warns.
“The report, seen by the Financial
Times, identifies $29.1tn in market
investments…”
Financial Times June 15, 2014

WHY GOLD, WHY NOW

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

FINANCIAL TIMES

June 15, 2014 8:43 pm

Central banks shift into shares as low rates hit revenues

By Ralph Atkins in London

The People's Bank of China

Central banks around the world, including China's, have shifted decisively into investing in equities as low interest rates have hit their revenues, according to a global study of 400 public sector institutions.

Central banks are traditionally conservative and secretive managers of official reserves. Although scant details are available of their holdings Omfif's first "Global Public Investor" survey points out they have lost revenues in recent years as a result of low interest rates – which they slashed in response to the global financial crisis.

The report, seen by the Financial Times, identifies $29.1tn in market investments, including gold, held by 400 public sector institutions in 162 countries.

Central banks' actions aimed at stimulating economies, including quantitative easing, have deliberately sought to push investors into riskier assets, and share prices have risen sharply since 2009 – leading to fears of stock market corrections if economic growth disappoints.

China's State Administration of Foreign Exchange has become "the world's largest public sector holder of equities", according to officials quoted by Omfif. Safe, which manages $3.9tn, is part of the People's Bank of China. "In a new development, it appears that PBoC itself has been directly buying minority equity stakes in important European companies," Omfif adds.

A chapter in the report on Chinese foreign investment trends argues Safe's interest in Europe is "partly strategic" because it "counters the monopoly power of the dollar" and reflects Beijing's global financial ambitions.

In Europe, the Swiss and Danish central banks are among those investing in equities. The Swiss National Bank has an equity quota of about 15 per cent. Omfif quotes Thomas Jordan, SNB's chairman, as saying: "We are now invested in large, mid- and small-cap stocks in developed markets worldwide." The Danish central bank's equity portfolio was worth about $900m at the end of last year.

Overall, the Omfif report says "global public investors" have increased investments in publicly quoted equities "by at least $1tn in recent years" – without saying from what level, or how the figure is split between central banks and other public sector investors such as sovereign wealth funds and pension funds.

Growth in countries' official reserves has increased fears about potential risks to global financial stability. In a contribution to the Omfif report, Ted Truman, a senior fellow at the Peterson Institute for International Economics, writes: "Reforms are urgently needed to enhance the domestic and international transparency and accountability for this activity – in the interests of a better-functioning world economy."

He adds: "Changes, real or rumoured, in the asset or currency composition of foreign exchange reserves have the potential to destabilise exchange rate and financial markets."

Central banks around the world have forgone between $200bn and $250bn in interest income as a result of the fall in bond yields in recent years, Omfif calculates, without giving details. "This has been partly offset by reduced payments of interest on the liabilities side of the balance sheets," it adds.

RELATED TOPICS

Financial Times June 15, 2014
Posted June 16th, 2014 at 2:07 PM
(CST) by Jim Sinclair
“OK, in perspective, the value of all
stock markets on the planet added
together are about $62 trillion, now it
is revealed that $29 trillion or so has
come from the world’s central banks.
How did this happen? Do central banks
have an extra $29 trillion to throw
around? The answer of course is no
they do not… unless they just print it
up and presto, there it is ready and
able for whatever folly they choose.”

WHY GOLD, WHY NOW

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

"higher highs"
World MSCI
Stock Index
World GDP
Expectations 2014
"lower lows"
3.15
3.10
3.05
3.00
2.95
2.90
2.85
2.80
2.75
1700
1600
1500
1400
1300
Dec
2012
Mar
Jun
2013
Sep
Dec
Mar
2014
Jun

Central Banks around the world are buying stocks in increasing size.
To summarize, the global equity market is now one massive Ponzi scheme in which the dumb money are central banks themselves, the same banks who inject the liquidity to begin with.
That would explain this.
http://www.zerohedge.com/news/2014-06-15/cluster-central-banks-have-secretly-invested-29-trillion-market
China’s State Administration of Foreign Exchange has become “the world’s largest public sector holder of equities”, as the report argues is “partly strategic” because it “counters the monopoly power of the dollar” and reflects Beijing’s global financial ambitions.
Central Bankers Have Secretly Invest 29 trillion In Market
Zero Hedge June 16, 2014

Gold’s 12 year bull market
Healthy 2 year bear market correction
15 year gold price history in US dollars per ounce
http://goldprice.org/gold-price-history.html#10_year_gold_price
Recent bear market correction for gold mining equities has created an attractive entry point for those that missed gold’s prior bull market run
Bear markets are for buying and bull markets are for selling
The thesis to own gold not only remains intact during the
correction but has intensified

WHY GOLD, WHY NOW

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

21
Reasons to own
Physical Gold, Gold Miners and
Explorers in 2014
Sponsors - Media Partners
Grant Thornton
An instinct for growth
THE REAL ASSET CO
mining maven

29

1 According to a Pew Research Centre report the middle class of the US has fallen from 61% of its population in the 1970's to 50% in 2012. But whilst the middle classes of both the US and Europe shrink, those of India and China are expected to continue growing at an almost incomprehensible rate.

2 Already China's middle class is approaching that of the entire popu... according to research ... for Development in Wa... class should reach 670... the number of the enti...

3 The Economic Times ... class in India could r... 2016, an increase of ... increases highlight th... West to East and the ... disposable income be... peoples with a desire... and importantly, a pe...

4 In 2002 China and Ind... world gold demand. By... gold demand had more... and continues to rise. ... find a way of getting t... and recent efforts by the Indian Government to restrict gold imports are reportedly creating a field day for the Times of India reports that non-resident Indians returning after a stay abroad for longer than 6 months are allowed to bring in 1 kg of gold. One flight in December 2013 from Dubai to Calicut saw its passengers bring in 80 kg of gold, some of them reportedly travelling on free tickets thought to have been provided by gold dealers.

5 According to PricewaterhouseCoopers (PwC), Chinese and Indian 2013 jewellery, gold bar and coin demand now accounts for more than half of world demand, with the US accounting for only one ninth of that these two nations

6 In stark contrast to accelerating gold demand from China, India and Russia the volume of newly discovered gold has reached a record ...

... With the current gold price below the total cash costs of many operating gold mines, production cuts will add to future supply shortages in the face of increasing demand. The increasing exposure of newer discoveries to higher geopolitical and regulatory risk environments and more expensive and longer development times could also see gold production decrease in the near term.

8 Average grades for gold containing ore globally declined by 23% from 2005 to 2011 according to Casey Research, grades at the world's top 10 gold mining operations have fallen by more than 75% from 4.6g/t tonne in 1998 to just 1.1g/t in 2012.

9 The 'easy' gold has already been mined and along with falling grades and increasing ... Thomson Reuters ... ll-in cash costs in ... per ounce. With recent ... erilously close to the ... producing mines gold ... y to fall in the face of ... the physical metal.

... oration expenditure reaching ... , only four discoveries of ... on ounces of gold were ... 2011, a factor which further ... ices as buoyant demand ... espite record exploration ... 2 new discoveries were ... more than 40 years.

... g environment perhaps ... g juniors is resulting in ... on and mine development ... supply restrictions.

9

The 'easy' gold has already been mined and along with falling grades and increasing production costs, Thomson Reuters estimates global all-in cash costs in 2013 at US$1,250 per ounce. With recent prices remaining perilously close to the cash costs of many producing mines gold production is likely to fall in the face of record demand for the physical metal.

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Gold demand in India and China 2013

% change 12 months ended Q4 2013

INDIA
5% y/y
CHINA
32% y/y
987.2
Tonnes
Total tonnage 12 months ended Q4 2013
1189
Tonnes

18 In 2012 the world's central banks increased their gold purchases by 534.6 tons, the most they have added in any single year since 1964. According to findings by the World Gold Council central banks spent US$235 billion on gold purchases in 2012, an all-time high, and a 17% increase over 2011, despite lower gold prices

19 US Mint coin sales jumped to a 3 year high in April 2013 reaching 209,500 coins compared to 62,000 coins in the previous month, and gold coin sales to October 2013 have already surpassed those of 2012.

20 The Thomson Reuters GFMS 2012 Gold Survey shows 'World Investment' in gold (deemed to be the sum of implied net

12 Gold stocks are selling at almost 10 year lows versus the gold price. The flagship

15 Over the past decade Russia's central bank has bought more gold than any other coun

12 Gold stocks are selling at almost 10 year lows versus the gold price. The flagship HUI gold-stock index is currently trading at just 17.4% of the gold price (as at 25.03.14), around the lowest levels since January 2001 when gold languished at US$265, just prior to the commencement of gold's secular bull market run.

13

14 Russia is the world's 4th largest gold producer with 2012 production increasing to 205 metric tons and in addition it is also purchasing record amounts of gold.

...ion on natural resource investing go to...

www.miningmaven.com

21 In summary, the world is facing a momentous and fast moving shifting in wealth from West to East. By 2030, 64% of the world's middle classes will be Asian; a collective population with an historical and cultural yearning to possess gold. This shift is accelerating whilst new significant gold discoveries are becoming even rarer, despite record exploration expenditure. China is predicted by the OECD to become the world's largest economy by 2016. It is also the world's largest gold producer, a net gold importer and has now started to buy producing gold mines as well. Is China's currency on the path to being backed by gold? Whether it is or not, rapidly increasing global demand for physical gold, and looming difficulties in supplying it, is an obvious recipe for large-scale future price increases.

31

DIVIDENDS
A SHAREHOLDER FOCUSED PHILOSOPHY

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

- = ~30% CFMSO*

- = ~39.5% CFMSO*

- = ~40% CFMSO*

U.S.$/ Month

Dividends may vary in amount and consistency or be
discontinued at management’s discretion depending on
variables including but not limited to operational cash
flows, Company development requirements, strategies,
construction, spot gold and silver prices, taxation, general market conditions and other factors described in the
Company’s public filings.
Consecutive Monthly Dividends Income Equity
2010
2011
2012
2014
2013

$1.82 / share returned to shareholders
$0.00
$0.02
$0.04
$0.06
2011 dividends = US$26.5m
2012 dividends = US$36.5m
2013 dividends = US$25.5m
US$0.01/share monthly dividend
Targeting ~1/3rd  distribution of
CFMSO* to shareholders
US$0.12/share/yr currently
*CFMSO= Cash Flow From Mine Site Operations:
sales – cost of sales adding back non-cash items;  depreciation, stock  based compensation, accretion

DIVIDEND & YIELD

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

Source: Based on each company’s annual public filing and Bloomberg.
*Please view each company’s annual public filing for specific and detailed information on annual production total calculations.
Company
2013 Au
Production*
Annual Dividend
Estimate (US$/ share)
Yield
Share price close
(5/12/2014, US$)
Agnico Eagle
1,099,335 0.32 1.0% 33.40
Barrick
7,166,000 0.20 1.2% 17.36
Goldcorp
2,700,000 0.60 2.4% 24.84
Kinross
2,631,092
*Suspended 7/31/13
n/a 4.08
Newmont
5,100,000 0.10 0.4% 24.51
Yamana
1,200,010 0.15 2.1% 7.20
Royal Gold
*N/A 0.84 1.3% 65.86
Average
1.4%
Gold
Resource
84,835 0.12 3.0% 4.00

DIVIDEND PER OUNCE

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

(USD)
Dividend suspended

DIVIDENDS GENERATED PER OUNCE OF ANNUAL PRODUCTION*
Source:  Based on each company’s  Annual Filings and Bloomberg.  GRC targets, performance not guaranteed, see Risk Factors in Company’s 10K.
PRODUCTION OUNCES REQUIRED TO GENERATE EACH $0.01 OF ANNUAL DIVIDEND
n/a
358,300 510,000 80,000
45,000 34,354
7,070

*Current dividend vs 2013 annual production
0
0.0000002
0.0000004
0.0000006
0.0000008
0.000001
0.0000012
0.0000014
0.0000016
Kinross Barrick Newmont Yamana Goldcorp Agnico GORO

Thank You For Attending The 2014 AGM

Gold Resource Corporation
NYSE MKT: GORO

GOLD RESOURCE CORPORATION

“GRC Eagles” rounds
Shareholder Focused Precious Metal Producer
Delivering a growth profile of low cost, high margin
production
Demanding high returns
on owner invested capital
Distributing meaningful monthly dividends
to maximize
total return to owners